EXHIBIT 32

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of CorVu Corporation (the "Company") on Form 10-KSB for the year ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Justin M. MacIntosh, Chief Executive Officer and I, David C. Carlson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 8, 2004

                                                    /s/ Justin M. MacIntosh
                                                    ----------------------------
                                                    Justin M. MacIntosh
                                                    Chief Executive Officer

                                                    /s/ David C. Carlson
                                                    ----------------------------
                                                    David C. Carlson
                                                    Chief Financial Officer